REGISTRATION RIGHTS AGREEMENT


                                      among


                            Seneca Foods Corporation,
                     Carl Marks Strategic Investments, L.P.,
                   Carl Marks Strategic Investments II, L.P.,
                               Uranus Fund, Ltd.,
                                 Edwin S. Marks,
                                  Nancy Marks,
                                Marjorie Boas and
                                   CMCO, Inc.






                     ---------------------------------------

                            Dated as of June 22, 1998
                     ---------------------------------------










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                                TABLE OF CONTENTS

                                                                           Page

1. Background................................................................1

2.       Registration Under Securities Act, etc..............................1
         2.1      Registration on Request....................................1
         2.2      Incidental Registration....................................4
         2.3      Registration Procedures....................................5
         2.4      Underwritten Offerings.....................................9
         2.5      Preparation; Reasonable Investigation.....................10
         2.6      Limitations, Conditions and Qualifications to Obligations
                  under Registration Covenants..............................10
         2.7      Indemnification...........................................11

3.       Definitions........................................................14

4.       Rule 144...........................................................17

5.       Amendments and Waivers.............................................17

6.       Nominees for Beneficial Owners.....................................18

7.       Notices............................................................18

8.       Assignment.........................................................19

9.       Calculation of Percentage Interests in Registrable Securities......19

10.      No Inconsistent Agreements.........................................19

11.      Remedies...........................................................19

12.      Severability.......................................................19

13.      Entire Agreement...................................................20

14.      Headings...........................................................20

15.      Governing Law......................................................20

16.      Counterparts.......................................................20

17.      Termination........................................................20



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                  REGISTRATION  RIGHTS  AGREEMENT,  dated as of June  22,  1998, among Seneca Foods Corporation, a New York corporation (the "Company"), Carl Marks Strategic Investments, L.P., a Delaware limited partnership ("CMSI"), Carl Marks Strategic Investments II, L.P., a Delaware limited partnership ("CMSI II"), Uranus Fund, Ltd., a Cayman Islands corporation ("Uranus" and, together with CMSI and CMSI II, the "Purchasers"), Edwin S. Marks, Nancy Marks, Marjorie Boas and CMCO, Inc. ("CMCO" and, together with Edwin Marks, Nancy Marks and Marjorie Boas, the "Existing Shareholders").

                  The parties hereby agree as follows:

                  1. Background.  The Company  proposes,  as soon as practicable
                     ----------
after the Rights Offering Registration Statement becomes effective, to distribute to holders of its Class A Common Stock, par value $.25 per share, of the Company (the "Class A Common Stock") and Class B Common Stock, par value $.25 per share, of the Company (the "Class B Common Stock") rights (the "Rights") to subscribe for and purchase up to an aggregate of 3,000,000 shares of the Company's Convertible Participating Preferred Stock, par value $.025 per share (the "Preferred Stock"), at a subscription price (the "Subscription Price") of $12.00 per share (the "Rights Offering").

                  Pursuant to a Stock Purchase Agreement, dated as of June 22, 1998, among the Company and the Purchasers (as amended, supplemented or otherwise modified, the "Purchase Agreement"), the Purchasers have agreed to purchase from the Company, and the Company has agreed to issue and sell to the
Purchasers: (i) an aggregate of 1,166,667 shares of the Preferred Stock at an aggregate price of $14,000,004 ($12.00 per share of Preferred Stock) and (ii) upon the expiration of the Rights Offering, up to 2,500,000 shares of Preferred Stock, at the Subscription Price, to the extent provided for in the Purchase Agreement ((i) and (ii), collectively, referred to as the "Shares"). The Purchasers would not enter into the Purchase Agreement unless this Registration Rights Agreement were being simultaneously entered into by the Company. Capitalized terms used herein but not otherwise defined shall have the meanings given them in Section 3.

                  2.       Registration Under Securities Act, etc.
                           ---------------------------------------
                            2.1      Registration on Request.
                                     ------------------------
                     (a)     Request. At any time after the first anniversary of
                             -------
the closing of the purchase of the Shares under the Purchase Agreement, upon the written request of one or more holders (the "Initiating Holders") of Registrable Securities holding at least 10% of the Registrable Securities (assuming the conversion of the Shares of any Registrable Securities that are Class B Common Stock into Class A Common Stock) that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities, the Company promptly will give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will use its best efforts to effect, at the earliest possible date, the registration under the Securities Act, of

                   (i)           the Registrable Securities which the
       Company has been so requested to register by such Initiating Holders, and

                   (ii)           all other Registrable Securities
         which the Company has been requested to register by the holders thereof (such holders together with the Initiating Holders hereinafter are referred to as the "Selling Holders") by written request given to the Company within 30 days after the giving of such written notice by the Company, all to the extent necessary to permit the disposition of the Registrable Securities so to be registered.

                       (b)     Registration of Other Securities.  Whenever the
                               --------------------------------
Company shall effect a registration pursuant to this Section 2.1, no securities other than Registrable Securities shall be included among the securities covered by such registration unless the Selling Holders of not less than 66-2/3% of all Registrable Securities to be covered by such registration (assuming the conversion of any Registrable Securities that are Class B Common Stock into Class A Common Stock) shall have consented in writing to the inclusion of such other securities.

                       (c)     Registration Statement Form. Registrations under
                               ---------------------------
this Section 2.1 shall be on such appropriate registration form of the Commission as shall be reasonably selected by the Company.

                       (d)     Effective Registration Statement.  A registration
                               --------------------------------
requested pursuant to this Section 2.1 shall not be deemed to have been effected
(i) unless a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (unless the failure to so dispose of such Registrable Securities shall be caused solely by reason of a failure on the part of the Selling Holders); provided, that such period need not exceed 135 days, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable solely to the Selling Holders, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than solely by reason of a failure on the part of the Selling Holders.

                         (e)     Selection of Underwriters.  The underwriter or
                                 -------------------------
underwriters of each underwritten offering of the Registrable Securities so to be registered shall be selected by the Selling Holders of more than 50% of the Registrable Securities to be included in such registration (assuming the conversion of the Shares of any Registrable Securities that are Class B Common Stock into Class A Common Stock) and shall be reasonably acceptable to the Company.

                         (f)     Priority in Requested Registration.  If the
                                 ----------------------------------
managing underwriter of any underwritten offering shall advise the Company (and the Company shall so advise each Selling Holder of Registrable Securities requesting registration of such advice) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Selling Holders of 66-2/3% of the Registrable Securities requested to be included in such registration (assuming the conversion of any Registrable Securities that are Class B Common Stock into Class A Common Stock), the Company, except as provided in the following sentence, will include in such registration, to the extent of the number and type which the Company is so advised can be sold in such offering, first, Registrable Securities requested to be included in such registration, pro rata (based on the number of Registrable Securities held by each of the Selling Holders) among the Selling Holders requesting such registration, second, all securities proposed to be sold by the
                               ------
Company for its own account,  and third, any Third Party Securities requested to
                                  -----
be included in such registration. Notwithstanding the foregoing, if the total number of Registrable Securities requested to be included in any registration cannot be included, holders of Registrable Securities requesting registration thereof pursuant to Section 2.1, representing not less than 50% of the Registrable Securities with respect to which registration has been requested (assuming the conversion of any Registrable Securities that are Class B Common Stock into Class A Common Stock), shall have the right to withdraw the request for registration of all such Registrable Securities by giving written notice to the Company within 20 days after receipt of the notice from the managing underwriter described above by the Company and, in the event of such withdrawal, such request for all Registrable Securities shall not be counted for purposes of the requests for registration to which holders of Registrable Securities are entitled pursuant to Section 2.1 hereof.

                         (g)     Limitations on Registration Requests.
                                 ------------------------------------
Notwithstanding anything in this Section 2.1 to the contrary, in no event will the

Company be required to (i) effect a registration pursuant to this Section 2.1 within the six-month period occurring immediately subsequent to the effectiveness (within the meaning of Section 2.1(d)) of a registration statement filed pursuant to this Section 2.1, unless a majority of the Disinterested Directors determines that effecting a second registration within the six-month period would not have a material adverse effect on the market price of the Common Stock, or (ii) effect a registration with respect to any class of Registrable Securities pursuant to Section 2.1 covering less than such number of Registrable Securities having an estimated Market Price at the time of such request of at least $5,000,000.

                         (h)     Expenses.  The Selling Holders will pay all
                                 --------
Registration Expenses in connection with any registrations requested pursuant to this Section 2.1, allocated pro rata (based on the number and type of Registrable Securities of each of the Selling Holders included in the registration under this Section 2.1) and the Company will pay all other fees and expenses, if any, incident to the Company's performance of or compliance with
Section 2.1;  provided,  however,  that if a  registration  is  withdrawn  under
Section 2.1(f) or 2.6, then the Company will pay all expenses related to such registration incident to its performance of or compliance with Section 2.1
(including all Registration Expenses); and provided further, that if a registration under Section 2.1 includes any securities other than the
Registrable Securities, the Company will pay all expenses related to such registration incident to its performance of or compliance with this Section 2.1 (including all Registration Expenses other than Fee Expenses) and the Selling Holders will pay all Fee Expenses allocated pro rata (based on the number and type of Registrable Securities of each of the Selling Holders included in the registration under this Section 2.1).

              2.2      Incidental Registration.
                       -----------------------
                         (a)    Right to Include Registrable Securities.  If the
                                ---------------------------------------
Company at any time proposes to register any of its Common Stock or any other class of Registrable Securities or other securities convertible into or exchangeable for shares of its Common Stock or any other class of Registrable Securities under the Securities Act by registration on any form other than Forms S-4 or S-8 (or any successor forms), whether or not for sale for its own account, it will each such time give prompt written notice to all registered holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 2.2. Upon the written request of any such holder (a "Requesting Holder") made as promptly as practicable and in any event within 30 days after the receipt of any such notice from the Company (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Requesting Holders thereof; provided, that prior to the effective date of the registration
          --------
statement filed in connection with such registration, immediately upon notification to the Company from the managing underwriter of the price at which such securities are to be sold, if such price is below the price which any Requesting Holder shall have indicated to be acceptable to such Requesting Holder, the Company shall so advise such Requesting Holder of such price, and such Requesting Holder shall then have the right to withdraw its request to have its Registrable Securities included in such registration statement; provided,
                                                                       --------
further,  however,  that if,  at any time  after  giving  written  notice of its
-------   -------
intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder of Registrable Securities and (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to cause such registration to be effected as a registration under Section 2.1, and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under
Section 2.1.

                       (b)     Priority in Incidental Registrations.  If the
                               ------------------------------------
managing underwriter of any underwritten offering shall inform the Company by letter of its opinion that the number or type of Registrable Securities and Third Party Securities requested to be included in such registration would materially adversely affect such offering, and the Company has so advised the Requesting Holders in writing, then the Company will include in such registration, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account, second, such Registrable Securities requested to be included in such registration pursuant to this Agreement, pro rata (based on the number of Registrable Securities requested to be included therein by each Selling Holder) among such Selling Holders and third, any Third Party Securities.

                        (c)     Expenses. The Company will pay all fees and
                                --------
expenses incident to its performance of or compliance with this Section 2.2 (other than Fee Expenses) and the Requesting Holders will pay all Fee Expenses, allocated pro rata (based on the number and type of Registrable Securities of each of the Requesting Holders included in the registration under this Section 2.2); provided, however, that if any Registrable Securities are withdrawn from a registration pursuant to Section 2.2(a) or (b), then the Company shall pay all Fee Expenses related to such Registrable Securities.

                     (d)     Pillsbury Registration.  Notwithstanding anything
                             ----------------------
contained herein to the contrary, the Purchasers shall have no rights to participate in any registration of the Company's securities occurring at the request of The Pillsbury Company ("Pillsbury") pursuant to the terms of the Purchase and Registration Rights Agreement, dated as of March 15, 1996, as amended, between the Company and Pillsbury.

              2.3      Registration Procedures.  If and whenever the Company
                       -----------------------
is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company will, as expeditiously as possible:

                               (i) prepare and (within 90 days after the end of the period within which requests for registration may be given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(b), Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective in accordance with Section 2.1(d)(i) hereof and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that except with respect to any such registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 135 days;

                               (iii) furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

                            (iv) use its best efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (z) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                               (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the reasonable opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                             (vi)   furnish at the effective date of such
         registration statement to each seller of Registrable Securities, and each such seller's underwriters, if any, a signed counterpart of:

                  (x) an opinion of counsel for the Company, dated the effective date of such registration statement and, if applicable, the date of the closing under the underwriting agreement, and

                    (y)  a "comfort" letter signed by the independent
                    public   accountants   who  have  certified  the
                    Company's financial statements included or incorporated by reference in such registration statement,

         covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' comfort letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the underwriters may reasonably request;

                    (vii) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Purchaser of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                       (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months after the effective date of such registration statement), an earnings statement covering the period of at least twelve months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

                       (ix) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration;

                    (x) use its best efforts to cause all Registrable Securities covered by such registration statement either (a) to be listed on any national securities exchange on which Registrable Securities of the same class covered by such registration statement are then listed or (b) to be approved for quotation on the NASDAQ National Market or any other over the counter market on Registrable Securities of the same class covered by any such registration statement are then quoted, and, if no such Registrable Securities are so listed or quoted, either (x) on any national securities exchange on which the Common Stock is then listed or (y) approved for quotation on the NASDAQ National Market or any other over the counter market on which the Common Stock is then quoted.

                     (xi) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company (i) such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and (ii) if requested by the Company, an executed custody agreement and power of attorney in form and substance reasonably satisfactory to the Company with respect to the Registrable Securities to be registered pursuant to this Agreement.

                  Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (vii) of this
Section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this
Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                2.4      Underwritten Offerings.
                         ----------------------
                          (a)     Requested Underwritten Offerings. If requested
                                  --------------------------------
by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to each such holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.7 or such other indemnities as are customarily received by underwriters in public offerings of similar securities. The holders of the Registrable Securities proposed to be sold by such underwriters will reasonably cooperate with the Company in the negotiation of the underwriting agreement. Such holders of Registrable Securities to be sold by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution or any other representations required by applicable law.

                           (b)     Incidental Underwritten Offerings. If the
                                   ---------------------------------
Company proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Requesting Holder of Registrable Securities, use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Requesting Holder among the securities of the Company to be distributed by such underwriters, subject to the provisions of Section 2.2(b). The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such Requesting Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Requesting Holder, such Requesting Holder's Registrable Securities and such Requesting Holder's intended method of distribution or any other representations required by applicable law.

              2.5      Preparation; Reasonable Investigation. In connection with
                       -------------------------------------
the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities to be registered under such registration statement, their underwriters, if any, and their respective counsel the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

              2.6      Limitations, Conditions and Qualifications to Obligations
                       ---------------------------------------------------------
under  Registration  Covenants.  The Company shall be entitled to postpone for a
------------------------------
reasonable period of time (but not exceeding 90 days) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2.1 if the Company determines, in its reasonable judgment, that such registration and offering would interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company and promptly gives the holders of Registrable Securities requesting registration thereof pursuant to Section 2.1 written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, holders of Registrable Securities requesting registration thereof pursuant to Section 2.1, representing not less than 50% of the Registrable Securities with respect to which registration has been requested, shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which holders of Registrable Securities are entitled pursuant to Section 2.1 hereof.

               2.7      Indemnification.
                        ---------------
                       (a)     Indemnification by the Company.  The Company
                               ------------------------------
will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 2.1 or 2.2, each seller of any Registrable Securities covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act or the Exchange Act, and their respective directors, officers, partners, agents and affiliates, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or any such director, officer, partner, agent, affiliate or controlling person may become subject under the Securities Act or otherwise, including, without limitation, the reasonable fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller or underwriter and each such director, officer, partner, agent, affiliate and controlling Person for any reasonable legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not
                                   --------  -------
be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; provided,
                                                                       --------
further,  that the  Company  shall not be liable in any such case to the  extent
-------
that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement of any material fact contained in any such registration statement, preliminary prospectus, final prospectus or summary prospectus contained therein or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading in a prospectus or prospectus supplement, if such untrue statement or omission is completely corrected in an amendment or supplement to such prospectus or prospectus supplement, the seller of the Registrable Securities has an obligation under the Securities Act to deliver a prospectus or prospectus supplement in connection with such sale of Registrable Securities and the seller of Registrable Securities thereafter fails to deliver such prospectus or prospectus supplement as so amended or supplemented prior to or concurrently with the sale of Registrable Securities to the person asserting such loss, claim, damage or liability after the Company has furnished such seller with a sufficient number of copies of the same. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or underwriter or any such director, officer, partner, agent, affiliate or controlling person and shall survive the transfer of such securities by such seller or underwriter.

                     (b)     Indemnification by the Sellers.  As a condition to
                             ------------------------------
including any Registrable Securities in any registration statement, the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.7(a)) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who participates as an underwriter in the offering or sale of such securities and each other Person who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party
             --------   -------
under this Section 2.7(b) shall be limited to the amount of proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

                      (c)     Notices of Claims, etc.  Promptly after receipt by
                              ----------------------
an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.7(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that
                                                         --------  -------
the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.7, except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that any indemnified party may, at
                         --------   -------
its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action or proceeding in which both the Company and an indemnified party is, or is reasonably likely to become, a party, such indemnified party shall have the right to employ separate counsel at the Company's expense and to control its own defense of such action or proceeding if, in the opinion of counsel to such indemnified party, (a) there are or may be legal defenses available to such indemnified party or to other indemnified parties that are different from or additional to those available to the Company or (b) any conflict or potential conflict exists between the Company and such indemnified party that would make such separate representation advisable; provided, however, that in no event shall the Company be required to pay fees
--------   -------
and expenses under this Section 2.7 for more than one firm of attorneys representing the indemnified parties (together, if appropriate, with one firm of local counsel per jurisdiction) in any one legal action or group of related legal actions. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 2.7, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without the indemnifying party's written consent if (i) such settlement is entered into more than thirty (30) days after receipt by the indemnifying party of the aforesaid request, and (ii) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the consent of the indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party.

                      (d)     Contribution.  If the indemnification provided for
                              ------------
in this Section 2.7 shall for any reason be held by a court to be unavailable to an indemnified party under Section 2.7(a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 2.7(a) or (b), the indemnified party and the indemnifying party under Section 2.7(a) or (b) shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the sellers or prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such sellers or prospective sellers from the offering of the securities covered by such registration statement, provided, that for purposes of this Section 2.7(d), the
                         --------
amounts required to be contributed by the sellers or prospective sellers of Registrable Securities shall not exceed the amount of proceeds received by such sellers or prospective sellers. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such sellers or prospective sellers' obligations to contribute as provided in this Section 2.7(d) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint.

                       (e)        Indemnification Payments.  The indemnification
                                  ------------------------
and contribution required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                  3. Definitions.  As used herein,  unless the context otherwise
                     -----------
requires, the following terms have the following respective meanings:

                  "Commission"  means the Securities and Exchange  Commission or
                   ----------
any other federal agency at the time administering the Securities Act.

                  "Class A Common Stock" is defined in Section 1.
                   --------------------
                  "Class B Common Stock"is defined in Section 1.
                   --------------------

                  "Common Stock" shall mean and include:  (i) the Class A common
                   ------------
stock, par value $.25 per share, of the Company, (ii) the Class B common stock, par value $.25 per share, of the Company, and (iii) each other class of capital stock of the Company that does not have a preference over any other class of capital stock of the Company as to dividends or upon liquidation, dissolution or winding up of the Company and, in each case, shall include any other class of capital stock of the Company into which such stock is reclassified or reconstituted.

                  "Disinterested   Director"   means,   with   respect   to  any
                   ------------------------
transaction or series of related transactions, a member of the board of directors of the Company who does not have any material direct or indirect financial interest in or with respect to such transaction or series of related transactions.

                  "Exchange Act" means the  Securities  Exchange Act of 1934, as
                   ------------
amended, or any superseding Federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such superseding Federal statute.

                  "Fee  Expenses"   means,   with  respect  to  any  Registrable
                   -------------
Securities included in a registration, all registration and filing fees with the Commission, all filing fees of the New York Stock Exchange, Inc., other national securities exchanges or the National Association of Securities Dealers, Inc., and all filing fees to comply with securities or blue sky laws which relate solely to such Registrable Securities.

                  "Initiating Holder" is defined in Section 2.1.
                   -----------------

                  "Market  Price" means,  per share of Class A Common Stock,  on
                   -------------
any date specified herein: (a) the closing price per share of the Class A Common Stock on such date published in The Wall Street Journal or, if no such closing price on such date is published in The Wall Street Journal, the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Class A Common Stock is then listed or admitted to trading; or (b) if the Class A Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of the Class A Common Stock on such date; or (c) if there shall have been no trading on such date or if the Class A Common Stock is not so designated, the average of the reported closing bid and asked prices of the Class A Common
Stock, on such date as shown by the Nasdaq National Market or other over-the-counter market and reported by any member firm of the New York Stock

Exchange selected by the Company; or (d) if none of (a), (b) or (c) is applicable, a market price per share determined at the Company's expense by a nationally recognized appraiser chosen by the Purchasers and approved by the Company, which approval shall not be unreasonably withheld. If no such appraiser is so chosen more than 20 days after notice of the necessity of such calculation shall have been delivered by the Company to the Purchasers, then the appraiser shall be chosen by the Company.

                  "NASD" means National Association of Securities Dealers, Inc.
                   ----

                  "Person" means any individual, firm, corporation, partnership,
                   ------
limited liability company or partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind and shall include any successor (by merger or otherwise) of such entity.

                  "Pillsbury" is defined in Section 2.2(d).
                   ---------

                  "Preferred Stock" is defined in Section 1.
                   ---------------

                  "Purchase Agreement" is defined in Section 1.
                   ------------------

                  "Registrable Securities" means (i) any Shares, (ii) any shares
                   ----------------------
of Common Stock issuable upon conversion of the Shares, (iii) any other shares of Common Stock or Voting Securities beneficially owned by any Purchaser or Existing Shareholder (whether owned on the date hereof or hereafter acquired) and (iv) any securities of the Company issued or issuable with respect to any of the securities described in clauses (i), (ii) or (iii) by way of a dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, consolidation, reconstitution or other reorganization or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act,
(c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration of such distribution under the Securities Act or (d) they shall have ceased to be outstanding. All references to percentages of Registrable Securities shall be calculated pursuant to Section 9.

                  "Registration Expenses" means with respect to any registration
                   ---------------------
under Section 2, all Fee Expenses with respect to Registrable Securities included in such registration, all reasonable printing, messenger and delivery expenses incurred in such registration, the reasonable fees and disbursements of counsel for the Company and of its independent public accountants incurred in such registration, including the reasonable expenses of "comfort" letters required by or incident to such performance and compliance, any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions with respect to the Registrable Securities) and the reasonable fees and expenses of one counsel to the Selling Holders incurred in such registration (selected by Selling Holders representing at least 50% of the Registrable Securities covered by such registration).

                  "Requesting Holder" is defined in Section 2.2.
                   -----------------

                  "Rights" is defined in Section 1.
                   ------

                  "Rights Offering" is defined in Section 1.
                   ---------------

                  "Rights   Offering    Registration    Statement"   means   the
                   ----------------------------------------------
Registration Statement on Form S-1 under the Securities Act or such other appropriate form under the Securities Act, pursuant to which the Rights, the underlying shares of Preferred Stock and shares of Class A Common Stock will be registered pursuant to the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended,
                   --------------
or any superseding Federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any such superseding Federal statute.

                  "Selling Holder" is defined in Section 2.1.
                   --------------

                  "Shares" is defined in Section 1.
                   ------

                  "Subscription Price" is defined in Section 1.
                   ------------------

                  "Third Party  Securities"  means any securities  included in a
                   -----------------------
registration statement requested under Section 2.1 or 2.2, other than (i) Registrable Securities, and (ii) securities to be sold by the Company for its own account.

                  "Voting  Securities"  means  any  securities  of  the  Company
                   ------------------
entitled to vote generally in the election of directors, or securities convertible into or exercisable or exchangeable for such securities.

                  4. Rule 144.  The Company  shall take all  actions  reasonably
                     --------
necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                  5. Amendments and Waivers.  This Agreement may be amended with
                     ----------------------
the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of at least 66-2/3% of the Registrable Securities (assuming conversion of the Shares of any Registrable Securities that are Class B Common Stock into Class A Common Stock) affected by such amendment, action or omission to act. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent. If the Securities Act is amended or new regulations are adopted thereunder, to permit company registration such that the Company would not be able to grant the holders of Registrable Securities the right to register and resell their Registrable Securities in the manner contemplated under this Agreement on the date of its execution, then the parties hereto agree to negotiate in good faith to amend this Agreement to grant such holders of Registrable Securities substantially equivalent rights to those that were provided on the date of this Agreement.

                  6.  Nominees  for  Beneficial  Owners.  In the event  that any
                      ---------------------------------
Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the

Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

           7. Notices.  All  notices,  demands  and other  communications
              -------
provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

              (a) if to any Purchaser, addressed to it in the manner set forth in the Purchase Agreement, or at such other address as they shall have furnished to the Company in writing in the manner set forth herein;

              (b) if to any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing in the manner set forth herein, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company; or

              (c) if to the Company, addressed to it in the manner set forth in the Purchase Agreement, or at such other address as the Company shall have furnished to each holder of Registrable Securities at the time outstanding in the manner set forth herein.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by a courier, if delivered by overnight courier service; three business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

                  8. Assignment.  This Agreement shall be binding upon and inure
                     ----------
to the benefit of and be enforceable by the parties hereto and, with respect to the Company, its respective successors and permitted assigns and, with respect to the Purchaser, any holder of any Registrable Securities, subject to the provisions respecting the minimum amount of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein. Except by operation of law, this Agreement may not be assigned by the Company without the prior written consent of the holders of 66-2/3% of the Registrable Securities outstanding at the time such consent is requested.

         9.       Calculation of Percentage Interests in Registrable Securities.
                  -------------------------------------------------------------
For purposes of this Agreement, all references to a percentage of the Registrable Securities shall be calculated based upon the number of Registrable Securities outstanding at the time such calculation is made. If there is more than one class of Registrable Securities, then each reference to a percentage of the Registrable Securities shall mean a percentage of each class of the Registrable Securities.

         10.      No Inconsistent Agreements. The Company will not hereafter
                  --------------------------
enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement. Without limiting the generality of the foregoing, the Company will not hereafter enter into any agreement with respect to its securities which grants, or modify any existing agreement with respect to its securities to grant, to the holder of its securities in connection with an incidental registration of such securities equal or higher priority to the rights granted to the Purchaser under this Section 2.

         11.      Remedies.  Each  holder  of  Registrable  Securities,  in
                  --------
addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        12.       Severability.  In the  event  that any one or more of the
                  ------------
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Purchaser shall be enforceable to the fullest extent permitted by law.

        13.       Entire  Agreement.  This  Agreement,  together  with  the
                  -----------------
Purchase Agreement (including the exhibits and schedules thereto), is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement (including the exhibits and schedules thereto) supersede all prior agreements and understandings between the parties with respect to such subject matter.

        14.       Headings.   The  headings  in  this   Agreement  are  for
                  --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        15.       Governing  Law.  This  Agreement  has  been   negotiated,
                  --------------
executed and delivered in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

        16.       Counterparts. This Agreement may be executed in any number
                  ------------
of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same instrument.

       17.        Termination. Upon termination of the Purchase Agreement in
                  -----------
accordance with Section 9 thereof, this Agreement shall terminate automatically.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives hereunto duly authorized as of the date first above written.

                             SENECA FOODS CORPORATION


                             By:    /s/ Kraig H. Kayser
                                    --------------------------
                             Name:  Kraig H. Kayser
                             Title: President and Chief Executive Officer


                             CARL MARKS STRATEGIC INVESTMENTS, L.P.

                             By:  Carl Marks Management Company, L.P.,
                                    its general partner


                             By:   /s/Andrew M. Boas
                                   ---------------------------
                             Name: Andrew M. Boas
                             Title: General Partner

                             CARL MARKS STRATEGIC INVESTMENTS II, L.P.

                             By:  Carl Marks Management Company, L.P.,
                                    its general partner
                             By:  /s/Andrew M. Boas
                                  ----------------------------
                             Name: Andrew M. Boas
                             Title: General Partner

                             URANUS FUND, LTD.

                             By:   Carl Marks Offshore Management Company, L.P.,
                                          its Investment Manager
                             By:   /s/Andrew M. Boas
                                   ---------------------------
                             Name: Andrew M. Boas
                             Title:   President

                             /s/Edwin S. Marks
                             --------------------------
                             Edwin S. Marks


                             /s/Nancy Marks
                             --------------------------
                             Nancy Marks


                             /s/Marjorie Boas
                             --------------------------
                             Marjorie Boas



                             CMCO, INC.



                             By:    /s/Mark Claster
                                    --------------------
                             Name:  Mark Claster
                             Title: Managing Director